
                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                         CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                             JUNE 30, 2005        December 31, 2004*
                                                                         ---------------------  ---------------------
                                                                             (UNAUDITED)
                                 ASSETS
  Cash and due from banks, noninterest-bearing                                  $  16,060,823          $  12,031,627
  Interest-bearing deposits in other banks                                          5,171,879              4,360,960
                                                                                -------------          -------------
    Total cash and cash equivalents                                                21,232,702             16,392,587
  Securities:
    Available for sale (amortized cost of $43,605,582 in June 2005
     and $44,432,476 in December 2004)                                             43,595,691             44,535,010
    Held to maturity (estimated market value of $2,345,205 in June
     2005 and $2,678,860 in December 2004)                                          2,343,527              2,659,595
  FHLB stock                                                                        5,334,000              4,518,500
  Loans held for sale                                                              38,711,294              7,239,131

  Loans                                                                           534,497,520            453,769,733
    Less allowance for loan losses                                                  5,287,337              4,353,227
                                                                                -------------          -------------
          Net loans                                                               529,210,183            449,416,506

  Other real estate owned                                                              16,003                      -
  Accrued interest receivable                                                       2,598,692              2,085,164
  Premises and equipment, net                                                       9,150,782              8,597,015
  Goodwill                                                                          1,461,543              1,461,543
  Other assets                                                                     13,426,021             13,202,393
                                                                                -------------          -------------
          Total assets                                                          $ 667,080,438          $ 550,107,444
                                                                                =============          =============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                      $ 512,096,853          $ 414,757,904
  Short-term borrowings                                                            39,318,323             32,342,878
  Escrow deposits                                                                     438,017                194,408
  Accrued interest payable                                                            307,683                190,689
  Accrued expenses and other liabilities                                            2,873,562              2,629,188
  Long-term obligations                                                            63,080,022             53,082,676
                                                                                -------------          -------------
          Total liabilities                                                       618,114,460            503,197,743
                                                                                -------------          -------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                        -                      -
  Common stock, $1 par value, 14,000,000 shares authorized,
   4,300,316 and 2,860,764 shares issued and outstanding                            4,300,316              2,860,764
  Additional paid-in capital                                                        2,686,393              2,673,233
  Accumulated other comprehensive income (loss)                                        (6,529)                67,672
  Retained earnings                                                                41,985,798             41,308,032
                                                                                -------------          -------------
          Total stockholders' equity                                               48,965,978             46,909,701
                                                                                -------------          -------------
             Total liabilities and stockholders' equity                         $ 667,080,438          $ 550,107,444
                                                                                =============          =============

Book value per common share**                                                   $       11.39          $       10.93
                                                                                =============          =============

*  Derived from audited consolidated financial statements.
** The 2004 information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on January 19, 2005 and paid on February 24, 2005.




                                        COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                           CONSOLIDATED STATEMENTS OF OPERATIONS
                                                        (Unaudited)

                                                                      THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                                           JUNE 30,                             JUNE 30,
                                                                   2005               2004               2005               2004
                                                                -----------        -----------       ------------      ------------
INTEREST INCOME:
  Loans                                                         $ 8,665,774        $ 6,091,877       $ 15,919,452      $ 12,036,711
  Securities                                                        531,862            556,521          1,068,083         1,118,604
  Other                                                              28,020              7,886             48,510            17,767
  Dividends on FHLB stock                                            59,482             37,371            108,476            73,107
                                                                -----------        -----------       ------------      ------------
       Total interest income                                      9,285,138          6,693,655         17,144,521        13,246,189
                                                                -----------        -----------       ------------      ------------

INTEREST EXPENSE:
  Deposits                                                        2,761,724          1,471,973          4,844,215         2,978,798
  Borrowed funds                                                    918,451            692,385          1,636,345         1,364,395
                                                                -----------        -----------       ------------      ------------
       Total interest expense                                     3,680,175          2,164,358          6,480,560         4,343,193
                                                                -----------        -----------       ------------      ------------

NET INTEREST INCOME                                               5,604,963          4,529,297         10,663,961         8,902,996
Provision for loan losses                                           650,000            300,000            975,000           520,000
                                                                -----------        -----------       ------------      ------------
       Net interest income after provision for loan losses        4,954,963          4,229,297          9,688,961         8,382,996
                                                                -----------        -----------       ------------      ------------

NONINTEREST INCOME:
   Gain on sale of loans                                            716,678            697,290          1,324,629         1,277,459
   Service charges and fees on loans                                250,423            122,385            403,411           192,098
   Deposit-related fees                                             426,833            394,447            809,847           758,540
   Bank-owned life insurance earnings                                78,880             84,405            157,915           171,013
   Other income, net                                                 54,860             58,841             88,251           103,749
                                                                -----------        -----------       ------------      ------------
       Total noninterest income                                   1,527,674          1,357,368          2,784,053         2,502,859
                                                                -----------        -----------       ------------      ------------

NONINTEREST EXPENSES:
   Compensation and fringe benefits                               2,582,502          2,409,441          5,105,259         4,705,847
   Occupancy and equipment                                          857,240            810,112          1,714,484         1,634,417
   Professional and examination fees                                128,100             93,055            252,229           224,276
   Advertising                                                      127,676            117,990            243,950           242,970
   Other                                                            528,264            493,424          1,059,544         1,016,955
                                                                -----------        -----------       ------------      ------------
     Total noninterest expenses                                   4,223,782          3,924,022          8,375,466         7,824,465
                                                                -----------        -----------       ------------      ------------

Income before income taxes                                        2,258,855          1,662,643          4,097,548         3,061,390
Income tax expense                                                  867,942            539,061          1,558,998         1,019,337
                                                                -----------        -----------       ------------      ------------

NET INCOME                                                      $ 1,390,913        $ 1,123,582       $  2,538,550      $  2,042,053
                                                                ===========        ===========       ============      ============
NET INCOME PER SHARE:
   Basic*                                                       $      0.32        $      0.26       $       0.59      $       0.48
                                                                ===========        ===========       ============      ============
   Diluted*                                                     $      0.32        $      0.26       $       0.58      $       0.47
                                                                ===========        ===========       ============      ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic*                                                         4,297,363          4,291,146          4,294,239         4,287,228
                                                                ===========        ===========       ============      ============
   Diluted*                                                       4,373,929          4,363,722          4,373,057         4,366,872
                                                                ===========        ===========       ============      ============

* The 2004 information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on January 19, 2005 and paid on February 24, 2005.



COOPERATIVE BANKSHARES, INC.
AVERAGE BALANCES

                                                                              For the three months ended
                                                                JUNE 30, 2005                            JUNE 30, 2004
                                                  ----------------------------------------------------------------------------------
(Dollars in thousands)                                                           Average                                  Average
                                                     Average                      Yield/       Average                     Yield/
                                                     Balance       Interest       Cost         Balance      Interest       Cost
                                                  ------------    -----------   ----------   -----------   -----------   ----------
Interest-earning assets:
   Interest-bearing deposits in other banks        $   3,884       $     28        2.88%      $   3,413      $      8       0.94%
   Securities:
      Available for sale                              43,881            503        4.59%         46,997           516       4.39%
      Held to maturity                                 2,489             29        4.66%          3,320            41       4.94%
   FHLB stock                                          5,322             59        4.43%          4,302            37       3.44%
   Loan portfolio                                    551,963          8,666        6.28%        432,420         6,092       5.64%
                                                   ---------       --------                   ---------      --------
    Total interest-earning assets                    607,539          9,285        6.11%        490,452         6,694       5.46%

Non-interest earning assets                           29,109                                     28,003
                                                   ---------                                  ---------
Total assets                                       $ 636,648                                  $ 518,455
                                                   =========                                  =========


Interest-bearing liabilities:
   Deposits                                          442,273          2,762        2.50%        348,247         1,472       1.69%
   Borrowed funds                                    101,498            918        3.62%         92,551           693       3.00%
                                                   ---------       --------                   ---------      --------
    Total interest-bearing liabilities               543,771       $  3,680        2.71%        440,798      $  2,165       1.96%
                                                                   --------                                  --------

Non-interest bearing liabilities                      44,460                                     32,830
                                                   ---------                                  ---------

    Total liabilities                                588,231                                    473,628
    Stockholders' equity                              48,417                                     44,827
                                                   ---------                                  ---------
Total liabilities and stockholders' equity         $ 636,648                                  $ 518,455
                                                   =========                                  =========

Net interest income                                                $  5,605                                  $  4,529
                                                                   ========                                  ========

Interest rate spread                                                               3.40%                                    3.50%
                                                                                  ======                                   ======

Net yield on interest-earning assets                                               3.69%                                    3.69%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                                    111.7%                                   111.3%
                                                                                  =======                                  ======